                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K/A
                                (Amendment No. 1)


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 1, 2000
                                                 ------------------------------

                                 Hoover's, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  000-26097                    74-2559474
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


1033 La Posada Drive, Austin, Texas                                  78752
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code (512) 374-4500
                                                  -----------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

This Form 8-K/A is being filed for the purpose of including in the Current Report on Form 8-K filed by the Registrant on August 16, 2000 the financial statements and pro forma financial information required by Item 7.

         (a) Financial Statements of Business Acquired. The required financial statements of Powerize.com, Inc. are included as an exhibit to this Form 8-K/A.

         (b) Pro Forma Financial Information. The required pro forma financial information of the Registrant is included as an exhibit to this Form 8-K/A.

         (c)      Exhibits.

                * 2.1      -  Agreement and Plan of Reorganization, dated July
                              12, 2000, by and among Hoover's, Inc., Panda
                              Merger Corp. and Powerize.com, Inc. The annexes,
                              schedules, exhibits and other attachments to such
                              document have not been filed because, in the
                              Registrant's judgment, they do not contain
                              information that is material to an investment
                              decision and that is not otherwise disclosed in
                              the agreement or this Current Report on Form 8-K.
                              The contents of such omitted attachments are
                              briefly identified in the agreement, and the
                              Registrant agrees to furnish supplementally a copy
                              of any omitted attachment to the Securities and
                              Exchange Commission upon request. (Filed as
                              Exhibit 99.1 to the Registrant's Report on Form
                              8-K filed with the Securities and Exchange
                              Commission on July 14, 2000.)

                  23.1     -  Consent of PricewaterhouseCoopers LLP with respect
                              to the financial statements of Powerize.com, Inc.

                + 99.1     -  Amended and Restated Employment Agreement, dated
                              May 28, 1999 and effective as of December 31,
                              1998, by and between Powerize.com, Inc. and Mark
                              Gaertner.

                + 99.2     -  Addendum to Amended and Restated Employment
                              Agreement, dated July 12, 2000, by and between the
                              Registrant, Powerize.com, Inc. and Mark Gaertner.

                + 99.3     -  Press Release issued by the Registrant, dated
                              August 2, 2000, announcing that it has completed
                              the acquisition of Powerize.com, Inc.

                  99.4     -  The following financial statements of
                              Powerize.com, Inc.:

                                                                                 Page
                                                                                 ----
                               Report of Independent Accountants                  F-1

                               Balance Sheets as of December 31, 1998
                               and 1999 and June 30, 2000. . . . . . . . . . . .  F-2

                               Statements of Operations for the period
                               March 17, 1997 (Date of Inception) to
                               December 31, 1997 and the Years Ended
                               December 31, 1998 and 1999 and the Three
                               Months Ended March 31, 1999, March 31, 2000,
                               June 30, 1999 and June 30, 2000 . . . . . . . . .  F-3

                               Statements of Changes in Stockholders' Deficit
                               for the period March 17, 1997 (Date of Inception)
                               to December 31, 1997 and the Years Ended
                               December 31, 1998 and 1999 and the Three Months
                               Ended March 31, 2000, June 30, 1999 and June 30,
                               2000. . . . . . . . . . . . . . . . . . . . . . .  F-4


                                              -2-


                               Statements of Cash Flows for the period
                               March 17, 1997 (Date of Inception) to
                               December 31, 1997 and the Years Ended
                               December 31, 1998 and 1999 and the Three
                               Months Ended March 31, 1999, March 31, 2000,
                               June 30, 1999 and June 30, 2000.  . . . . . . . .  F-5

                               Notes to Financial Statements . . . . . . . . . .  F-6

                  99.5     -   The following pro forma financial statements of the
                               Registrant:
                                                                                  Page
                                                                                  ----
                               Proforma Statement of Income for Hoover's,
                               Inc. Year Ended March 31, 2000 and
                               Powerize.com, Inc. Year Ended December 31,
                               1999 and Hoover's, Inc. Three Months Ended
                               June 30, 2000 and Powerize.com, Inc. Three
                               Months Ended June 30, 2000. . . . . . . . . . . .  F-19

                               Proforma Balance Sheet for Hoover's Inc.
                               as of March 31, 2000 and Powerize.com, Inc.
                               as of December 31, 1999 and Hoover's, Inc.
                               as of June 30, 2000 and Powerize.com, Inc. as
                               of June 30, 2000. . . . . . . . . . . . . . . . .  F-20

                               Notes to Unaudited Pro Forma Condensed
                               Financial Statements . . . . . . . . . . . . . . . F-21


                  -------------

                  * Incorporated by reference to the indicated filing. + Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 16, 2000

                                       HOOVER'S, INC.



                                       By:  /s/LYNN ATCHISON
                                           -------------------------------
                                            Lynn Atchison
                                            Senior Vice President
                                            and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number         Description of Document
------         -----------------------
* 2.1      -   Agreement and Plan of Reorganization, dated July 12, 2000, by and among Hoover's, Inc., Panda Merger Corp.
               and Powerize.com, Inc. The annexes, schedules,
               exhibits and other attachments to such document have
               not been filed because, in the Registrant's judgment,
               they do not contain information that is material to an
               investment decision and that is not otherwise disclosed in the agreement or this Current Report on Form 8-K. The
               contents of such omitted attachments are briefly
               identified in the agreement, and the Registrant agrees
               to furnish supplementally a copy of any omitted attachment to the Securities and Exchange Commission upon request.
               (Filed as Exhibit 99.1 to the Registrant's Report on
               Form 8-K filed with the Securities and Exchange Commission on July 14, 2000.)

  23.1     -   Consent of PricewaterhouseCoopers LLP with respect to the
               financial statements of Powerize.com, Inc.

+ 99.1     -   Amended and Restated Employment Agreement, dated May 28,
               1999 and effective as of December 31, 1998, by and between
               Powerize.com, Inc. and Mark Gaertner.

+ 99.2     -   Addendum to Amended and Restated Employment Agreement, dated
               July 12, 2000, by and between the Registrant, Powerize.com,
               Inc. and Mark Gaertner.

+ 99.3     -   Press Release issued by the Registrant, dated August 2,
               2000, announcing that it has completed the acquisition
               of Powerize.com, Inc.

  99.4     -   The following financial statements of Powerize.com, Inc.:

                                                                 Page
                                                                 ----
               Report of Independent Accountants . . . . . . . .  F-1

               Balance Sheets as of December 31, 1998
               and 1999 and June 30, 2000. . . . . . . . . . . .  F-2

               Statements of Operations for the period
               March 17, 1997 (Date of Inception) to
               December 31, 1997 and the Years Ended
               December 31, 1998 and 1999 and the Three
               Months Ended March 31, 1999, March 31, 2000,
               June 30, 1999 and June 30, 2000 . . . . . . . . .  F-3

               Statements of Changes in Stockholders' Deficit
               for the period March 17, 1997 (Date of
               Inception) to December 31, 1997 and the Years
               Ended December 31, 1998 and 1999 and the Three
               Months Ended March 31, 2000, June 30, 1999 and
               June 30, 2000 . . . . . . . . . . . . . . . . . .  F-4

               Statements of Cash Flows for the period
               March 17, 1997 (Date of Inception) to
               December 31, 1997 and the Years Ended
               December 31, 1998 and 1999 and the Three
               Months Ended March 31, 1999, March 31, 2000,
               June 30, 1999, and June 30, 2000. . . . . . . . .  F-5

               Notes to Financial Statements . . . . . . . . . .  F-6


                                        -5-


  99.5     -   The following pro forma financial statements of the Registrant:

                                                                 Page
                                                                 ----
               Proforma Statement of Income for Hoover's,
               Inc. Year Ended March 31, 2000 and
               Powerize.com, Inc. Year Ended December 31,
               1999 and Hoover's, Inc. Three Months Ended
               June 30, 2000 and Powerize.com, Inc. Three
               Months Ended June 30, 2000. . . . . . . . . . . . F-19

               Proforma Balance Sheet for Hoover's
               Inc. as of March 31, 2000 and Powerize.com, Inc.
               as of December 31, 1999 and Hoover's, Inc. as
               of June 30, 2000 and Powerize.com, Inc. as of
               June 30, 2000 . . . . . . . . . . . . . . . . . . F-20

               Notes to Unaudited Pro Forma Condensed
               Financial Statements . . . . . . . . . . . . . .  F-21


                  -------------

                  * Incorporated by reference to the indicated filing. + Previously filed.

                                      -6-